EXHIBIT 4.1




                                FACE OF SECURITY
                             Fixed Rate Senior Note


REGISTERED                                                     REGISTERED
No. FXR - 7                                                    $30,000,000
                                                               CUSIP: 00079FAG7

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.




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



                                                  ABN AMRO BANK N.V.
                                       SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES A
                                                     (Fixed Rate)

                                      12.75% Reverse Exchangeable Securities due
                                      October 17, 2002 linked to common stock of
                                                    Citigroup Inc.

=====================================================================================================================
ORIGINAL ISSUE DATE:          INITIAL REDEMPTION           INTEREST RATE:               MATURITY DATE:
     October 17, 2001            DATE: N/A                    12.75% per annum                October 17, 2002
---------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL              INITIAL REDEMPTION           INTEREST PAYMENT             OPTIONAL
   DATE: October 17,             PERCENTAGE: N/A              DATES: April 17, 2002        REPAYMENT DATE:
   2001                                                       and October 17, 2002         N/A
---------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:           ANNUAL REDEMPTION            INTEREST PAYMENT             APPLICABILITY OF
U.S. Dollars                     PERCENTAGE                   PERIOD:Semi-annually         MODIFIED
                                 REDUCTION: N/A                                            PAYMENT UPON
                                                                                           ACCELERATION:
                                                                                           N/A (But see "Alternate
                                                                                           Exchange Calculation in
                                                                                           case of an Event of
                                                                                           Default")
---------------------------------------------------------------------------------------------------------------------
IF SPECIFIED                  REDEMPTION NOTICE            APPLICABILITY OF             If yes, state Issue Price:
   CURRENCY                      PERIOD: N/A                  ANNUAL INTEREST           N/A
   OTHER THAN U.S.                                            PAYMENTS: N/A
   DOLLARS, OPTION
   TO ELECT
   PAYMENT IN U.S.
   DOLLARS: N/A
---------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE                                                                           ORIGINAL YIELD TO
   AGENT: N/A                                                                           MATURITY: N/A
---------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:
   (see below)
=====================================================================================================================


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




Initial Price............................................$45.06 per share of
                                                         Citigroup Stock divided
                                                         by the Exchange Factor.

Minimum Denominations....................................$1,000 and integral multiples thereof.

Payment at Maturity:.....................................At maturity, the Issuer shall pay or deliver
                                                         for each $1,000
                                                         principal amount of
                                                         Notes, either (i) a
                                                         cash payment equal to
                                                         $1,000, if the
                                                         Determination Price on
                                                         the Determination Date
                                                         of Citigroup Stock is
                                                         at or above the
                                                         Initial Price, or (ii)
                                                         a number of shares of
                                                         Citigroup Stock equal
                                                         to the Stock
                                                         Redemption Amount, if
                                                         the Determination
                                                         Price on the
                                                         Determination Date of
                                                         Citigroup Stock is
                                                         lower than the Initial
                                                         Price. The Issuer
                                                         shall pay cash in lieu
                                                         of delivering
                                                         fractional shares of
                                                         Citigroup Stock in an
                                                         amount equal to the
                                                         corresponding
                                                         fractional Closing
                                                         Price of Citigroup
                                                         Stock as determined by
                                                         the Calculation Agent
                                                         on the Determination
                                                         Date. If the Issuer is
                                                         required to deliver
                                                         shares of Citigroup
                                                         Stock pursuant to the
                                                         terms of the Notes, it
                                                         shall, or cause the
                                                         Calculation Agent to,
                                                         provide written notice
                                                         to the Trustee at its
                                                         New York office, on
                                                         which notice the
                                                         Trustee may
                                                         conclusively rely, of
                                                         the Stock Redemption
                                                         Amount, on or prior to
                                                         the Issuer Notice
                                                         Date. The Issuer
                                                         shall, or shall cause
                                                         the Calculation Agent
                                                         to, deliver such
                                                         shares of Citigroup
                                                         Stock (and/or Exchange
                                                         Property, if
                                                         applicable) to the
                                                         Trustee for delivery
                                                         to the Holders.
Stock Redemption Amount:.................................The Calculation Agent
                                                         shall determine the
                                                         Stock Redemption
                                                         Amount for each $1,000
                                                         principal amount of
                                                         Notes on the
                                                         Determination Date by
                                                         dividing $1,000 by the
                                                         Initial Price. The
                                                         number of shares of
                                                         Citigroup Stock to be
                                                         delivered at maturity
                                                         shall be subject to
                                                         any applicable
                                                         adjustments (i) to the
                                                         Exchange Factor and
                                                         (ii) in the Exchange
                                                         Property, as defined
                                                         in paragraph 5 under
                                                         "Adjustment Events"
                                                         below, to be delivered
                                                         instead of, or in
                                                         addition to, such
                                                         Citigroup Stock in
                                                         each case as a result
                                                         of any corporate event
                                                         described


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



                                                         under "Adjustment
                                                         Events" below.

Determination Date:......................................The third Business Day prior to the Maturity
                                                         Date, or if such day
                                                         is not a Trading Day,
                                                         the immediately
                                                         succeeding Trading
                                                         Day; provided that the
                                                         Determination Date
                                                         shall be no later than
                                                         the second scheduled
                                                         Trading Day preceding
                                                         the Maturity Date,
                                                         notwithstanding the
                                                         occurrence of a Market
                                                         Disruption Event on
                                                         such second scheduled
                                                         Trading Day.

Determination Price:.....................................The Closing Price per
                                                         share of Citigroup
                                                         Stock on the
                                                         Determination Date, as
                                                         determined by the
                                                         Calculation Agent.

Citigroup Stock..........................................The common stock of
                                                         Citigroup Inc.
                                                         ("Citigroup"), par
                                                         value $0.01 per share.

Closing Price............................................If Citigroup Stock (or
                                                         any other security for
                                                         which a Closing Price
                                                         must be determined) is
                                                         listed on a U.S.
                                                         securities exchange
                                                         registered under the
                                                         Exchange Act is a
                                                         security of The Nasdaq
                                                         National Market or is
                                                         included in the OTC
                                                         Bulletin Board Service
                                                         (the "OTC Bulletin
                                                         Board"), operated by
                                                         the National
                                                         Association of
                                                         Securities Dealers,
                                                         Inc., the Closing Price
                                                         for one share of
                                                         Citigroup Stock (or one
                                                         unit of any such other
                                                         security) on any
                                                         Trading Day means (i)
                                                         the last reported sale
                                                         price, regular way, in
                                                         the principal trading
                                                         session on such day on
                                                         the principal
                                                         securities exchange on
                                                         which Citigroup Stock
                                                         (or any such other
                                                         security) is listed or
                                                         admitted to trading or
                                                         (ii) if not listed or
                                                         admitted to trading
                                                         on any such securities
                                                         exchange or if such
                                                         last reported sale
                                                         price is not obtainable
                                                         (even if Citigroup
                                                         Stock (or other such
                                                         security) is listed
                                                         or admitted to trading
                                                         on such securities
                                                         exchange), the last
                                                         reported sale price in
                                                         the principal trading
                                                         session on the over-
                                                         the-counter market as
                                                         reported on The Nasdaq
                                                         National Market or OTC
                                                         Bulletin Board on
                                                         such day.  If the last
                                                         reported sale price is
                                                         not available pursuant
                                                         to clause (i) or (ii)
                                                         of the preceding
                                                         sentence, the Closing
                                                         Price for any


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


                                                         Trading Day shall be
                                                         the mean, as
                                                         determined by the
                                                         Calculation Agent, of
                                                         the bid prices for
                                                         Citigroup Stock (or
                                                         any such other
                                                         security) obtained
                                                         from as many dealers
                                                         in such security
                                                         (which may include AAI
                                                         or any of the Issuer's
                                                         other subsidiaries or
                                                         affiliates), but not
                                                         exceeding three, as
                                                         will make such bid
                                                         prices available to
                                                         the Calculation Agent.
                                                         A "security of The
                                                         Nasdaq National
                                                         Market" shall include
                                                         a security included in
                                                         any successor to such
                                                         system and the term
                                                         "OTC Bulletin Board
                                                         Service" shall include
                                                         any successor service
                                                         thereto.

Notice Date..............................................The Business Day
                                                         immediately succeeding
                                                         the Determination
                                                         Date; provided that
                                                         the Issuer Notice Date
                                                         shall be no later than
                                                         the second scheduled
                                                         Trading Day preceding
                                                         the Maturity Date,
                                                         notwithstanding the
                                                         occurrence of a Market
                                                         Disruption Event on
                                                         such scheduled Trading
                                                         Day.

Trading Day:.............................................A day, as determined by the Calculation
                                                         Agent, on which trading
                                                         is generally conducted
                                                         on the New York Stock
                                                         Exchange, the American
                                                         Stock Exchange Inc.,
                                                         the Nasdaq National
                                                         Market, the Chicago
                                                         Mercantile Exchange,
                                                         and the Chicago Board
                                                         of Options Exchange and
                                                         in the over-the-counter
                                                         market for equity
                                                         securities in the
                                                         United States and on
                                                         which a Market
                                                         Disruption Event has
                                                         not occurred.

Market Disruption Event:.................................Means, with respect to
                                                         Citigroup Stock:

                                                               (i) a suspension,
                                                            absence or material
                                                            limitation of
                                                            trading of
                                                            Citigroup Stock on
                                                            the primary market
                                                            for Citigroup Stock
                                                            for more than two
                                                            hours of trading or
                                                            during the one-half
                                                            hour period
                                                            preceding the close
                                                            of trading in such
                                                            market; or a
                                                            breakdown or
                                                            failure in the
                                                            price and trade
                                                            reporting systems
                                                            of the primary
                                                            market for
                                                            Citigroup Stock as
                                                            a result of which
                                                            the reported
                                                            trading prices for
                                                            Citigroup Stock
                                                            during the last
                                                            one- half hour
                                                            preceding the
                                                            closing of trading
                                                            in


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


                                                            such market are
                                                            materially
                                                            inaccurate; or the
                                                            suspension, absence
                                                            or material
                                                            limitation on the
                                                            primary market for
                                                            trading in options
                                                            contracts related
                                                            to Citigroup Stock,
                                                            if available,
                                                            during the one-half
                                                            hour period
                                                            preceding the close
                                                            of trading in the
                                                            applicable market,
                                                            in each case as
                                                            determined by the
                                                            Calculation Agent
                                                            in its sole
                                                            discretion; and

                                                               (ii) a
                                                            determination by
                                                            the Calculation
                                                            Agent in its sole
                                                            discretion that the
                                                            event described in
                                                            clause (i) above
                                                            materially
                                                            interfered with the
                                                            Issuer's ability or
                                                            the ability of any
                                                            of the Issuer's
                                                            affiliates to
                                                            unwind or adjust
                                                            all or a material
                                                            portion of the
                                                            hedge with respect
                                                            to the Notes.

                                                         For purposes of
                                                         determining whether a
                                                         Market Disruption
                                                         Event has occurred:
                                                         (1) a limitation on
                                                         the hours or number of
                                                         days of trading will
                                                         not constitute a
                                                         Market Disruption
                                                         Event if it results
                                                         from an announced
                                                         change in the regular
                                                         business hours of the
                                                         relevant exchange, (2)
                                                         a decision to
                                                         permanently
                                                         discontinue trading in
                                                         the relevant option
                                                         contract will not
                                                         constitute a Market
                                                         Disruption Event, (3)
                                                         limitations pursuant
                                                         to New York Stock
                                                         Exchange Inc. Rule 80A
                                                         (or any applicable
                                                         rule or regulation
                                                         enacted or promulgated
                                                         by the New York Stock
                                                         Exchange Inc., any
                                                         other self-regulatory
                                                         organization or the
                                                         Commission of similar
                                                         scope as determined by
                                                         the Calculation Agent)
                                                         on trading during
                                                         significant market
                                                         fluctuations shall
                                                         constitute a
                                                         suspension, absence or
                                                         material limitation of
                                                         trading, (4) a
                                                         suspension of trading
                                                         in an options contract
                                                         on Citigroup Stock by
                                                         the primary securities
                                                         market trading in such
                                                         options, if available,
                                                         by reason of (x) a
                                                         price change exceeding
                                                         limits set by such
                                                         securities exchange or
                                                         market, (y) an
                                                         imbalance of orders
                                                         relating to such
                                                         contracts or (z) a
                                                         disparity in bid and
                                                         ask quotes relating to
                                                         such contracts will
                                                         constitute a
                                                         suspension,



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



                                                         absence or material
                                                         limitation of trading
                                                         in options contracts
                                                         related to Citigroup
                                                         Stock and (5) a
                                                         suspension, absence or
                                                         material limitation of
                                                         trading on the primary
                                                         securities market on
                                                         which options
                                                         contracts related to
                                                         Citigroup Stock are
                                                         traded will not
                                                         include any time when
                                                         such securities market
                                                         is itself closed for
                                                         trading under ordinary
                                                         circumstances. The
                                                         Calculation Agent
                                                         shall as soon as
                                                         reasonably practicable
                                                         under the
                                                         circumstances notify
                                                         the Issuer, the
                                                         Trustee, the
                                                         Depository Trust
                                                         Company and the Agents
                                                         of the existence or
                                                         occurrence of a Market
                                                         Disruption Event on
                                                         any day that but for
                                                         the occurrence or
                                                         existence of a Market
                                                         Disruption Event would
                                                         have been the
                                                         Determination Date.

Exchange Factor..........................................The Exchange Factor
                                                         shall initially be
                                                         1.0, but shall be
                                                         subject to adjustment
                                                         by the Calculation
                                                         Agent upon the
                                                         occurrence of certain
                                                         corporate events
                                                         affecting Citigroup
                                                         Stock though and
                                                         including the
                                                         Determination
                                                         Date.  See "Adjustment
                                                         Events" below.

Adjustment Events:.......................................The Exchange Factor or
                                                         the amounts paid at
                                                         maturity (in the case
                                                         of paragraph 5 below)
                                                         shall be adjusted as
                                                         follows:

                                                         1.    If Citigroup
                                                         Stock is subject to a
                                                         stock split or reverse
                                                         stock split, then once
                                                         such split has become
                                                         effective, the
                                                         Exchange Factor shall
                                                         be
                                                         adjusted to equal the
                                                         product of the prior
                                                         Exchange Factor and the
                                                         number of shares issued
                                                         in such stock split or
                                                         reverse stock split
                                                         with respect to one
                                                         share of Citigroup
                                                         Stock.

                                                         2.    If Citigroup
                                                         Stock is subject (i)
                                                         to a stock dividend
                                                         (issuance of additional
                                                         shares of Citigroup
                                                         Stock) that is given
                                                         ratably to all holders
                                                         of shares of Citigroup
                                                         Stock or (ii) to a
                                                         distribution of
                                                         Citigroup Stock as a
                                                         result of the
                                                         triggering of any
                                                         provision of the
                                                         corporate
                                                         charter of Citigroup,
                                                         then once the dividend
                                                         has become effective
                                                         and Citigroup Stock is
                                                         trading ex-dividend,
                                                         the Exchange Factor
                                                         shall be


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



                                                         adjusted so that the
                                                         new Exchange Factor
                                                         shall equal the prior
                                                         Exchange Factor plus
                                                         the product of (i) the
                                                         number of shares
                                                         issued with respect to
                                                         one share of Citigroup
                                                         Stock and (ii) the
                                                         prior Exchange Factor.

                                                         3. There shall be no
                                                         adjustments to the
                                                         Exchange Factor to
                                                         reflect cash dividends
                                                         or other distributions
                                                         paid with respect to
                                                         Citigroup Stock other
                                                         than Extraordinary
                                                         Dividends as described
                                                         below. A cash dividend
                                                         or other distribution
                                                         with respect to
                                                         Citigroup Stock shall
                                                         be deemed to be an
                                                         "Extraordinary
                                                         Dividend" if such
                                                         dividend or other
                                                         distribution exceeds
                                                         the immediately
                                                         preceding non-
                                                         Extraordinary Dividend
                                                         for Citigroup Stock by
                                                         an amount equal to at
                                                         least 10% of the
                                                         closing price of
                                                         Citigroup Stock (as
                                                         adjusted for any
                                                         subsequent corporate
                                                         event requiring an
                                                         adjustment hereunder,
                                                         such as a stock split
                                                         or reverse stock
                                                         split) on the Trading
                                                         Day preceding the
                                                         ex-dividend date for
                                                         the payment of such
                                                         Extraordinary Dividend
                                                         (the "ex- dividend
                                                         date"). If an
                                                         Extraordinary Dividend
                                                         occurs with respect to
                                                         Citigroup Stock, the
                                                         Exchange Factor with
                                                         respect to Citigroup
                                                         Stock will be adjusted
                                                         on the ex-dividend
                                                         date with respect to
                                                         such Extraordinary
                                                         Dividend so that the
                                                         new Exchange Factor
                                                         will equal the product
                                                         of (i) the then
                                                         current Exchange
                                                         Factor and (ii) a
                                                         fraction, the
                                                         numerator of which is
                                                         the Closing Price on
                                                         the Trading Day
                                                         preceding the
                                                         ex-dividend date, and
                                                         the denominator of
                                                         which is the amount by
                                                         which the Closing
                                                         Price on the Trading
                                                         Day preceding the
                                                         ex-dividend date
                                                         exceeds the
                                                         Extraordinary Dividend
                                                         Amount. The
                                                         "Extraordinary
                                                         Dividend Amount" with
                                                         respect to an
                                                         Extraordinary Dividend
                                                         for Citigroup Stock
                                                         shall equal (i) in the
                                                         case of cash dividends
                                                         or other distributions
                                                         that constitute
                                                         regular dividends, the
                                                         amount per share of
                                                         such Extraordinary
                                                         Dividend minus the
                                                         amount per share of
                                                         the immediately
                                                         preceding
                                                         non-Extraordinary
                                                         Dividend for Citigroup


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



                                                         Stock or (ii) in the
                                                         case of cash dividends
                                                         or other distributions
                                                         that do not constitute
                                                         regular dividends, the
                                                         amount per share of
                                                         such Extraordinary
                                                         Dividend. To the
                                                         extent an
                                                         Extraordinary Dividend
                                                         is not paid in cash,
                                                         the value of the
                                                         non-cash component
                                                         will be determined by
                                                         the Calculation Agent,
                                                         whose determination
                                                         shall be conclusive. A
                                                         distribution on
                                                         Citigroup Stock
                                                         described in clause
                                                         (i), clause (iv) or
                                                         clause (v) of
                                                         paragraph 5 below that
                                                         also constitutes an
                                                         Extraordinary Dividend
                                                         shall not cause an
                                                         adjustment to the
                                                         Exchange Factor
                                                         pursuant to this
                                                         paragraph 3. 4. If
                                                         Citigroup issues
                                                         rights or warrants to
                                                         all holders of
                                                         Citigroup Stock to
                                                         subscribe for or
                                                         purchase Citigroup
                                                         Stock at an exercise
                                                         price per share less
                                                         than the Closing Price
                                                         of the Citigroup Stock
                                                         on both (i) the date
                                                         the exercise price of
                                                         such rights or
                                                         warrants is determined
                                                         and (ii) the
                                                         expiration date of
                                                         such rights or
                                                         warrants, and if the
                                                         expiration date of
                                                         such rights or
                                                         warrants precedes the
                                                         maturity of this Note,
                                                         then the Exchange
                                                         Factor shall be
                                                         adjusted to equal the
                                                         product of the prior
                                                         Exchange Factor and a
                                                         fraction, the
                                                         numerator of which
                                                         shall be the number of
                                                         shares of Citigroup
                                                         Stock outstanding
                                                         immediately prior to
                                                         the issuance of such
                                                         rights or warrants
                                                         plus the number of
                                                         additional shares of
                                                         Citigroup Stock
                                                         offered for
                                                         subscription or
                                                         purchase pursuant to
                                                         such rights or
                                                         warrants and the
                                                         denominator of which
                                                         shall be the number of
                                                         shares of Citigroup
                                                         Stock outstanding
                                                         immediately prior to
                                                         the issuance of such
                                                         rights or warrants
                                                         plus the number of
                                                         additional shares of
                                                         Citigroup Stock which
                                                         the aggregate offering
                                                         price of the total
                                                         number of shares of
                                                         Citigroup Stock so
                                                         offered for
                                                         subscription or
                                                         purchase pursuant to
                                                         such rights or
                                                         warrants would
                                                         purchase at the
                                                         Closing Price on the
                                                         expiration date of
                                                         such rights or
                                                         warrants, which shall
                                                         be determined by
                                                         multiplying such total
                                                         number of shares
                                                         offered by the
                                                         exercise price of such
                                                         rights or warrants and
                                                         dividing the product
                                                         so obtained by such
                                                         Closing Price. 5. If
                                                         (i) there occurs any
                                                         reclassification or
                                                         change of Citigroup
                                                         Stock, including,
                                                         without limitation, as
                                                         a result of the
                                                         issuance of any
                                                         tracking stock by
                                                         Citigroup, (ii)
                                                         Citigroup or any
                                                         surviving entity or
                                                         subsequent surviving
                                                         entity of Citigroup (a
                                                         "Citigroup Successor")
                                                         has been subject to a
                                                         merger, combination or
                                                         consolidation and is
                                                         not the surviving
                                                         entity, (iii) any
                                                         statutory exchange of
                                                         securities of
                                                         Citigroup or any
                                                         Citigroup Successor
                                                         with another
                                                         corporation occurs
                                                         (other than pursuant
                                                         to clause (ii) above),
                                                         (iv) Citigroup is
                                                         liquidated, (v)
                                                         Citigroup issues to
                                                         all of its
                                                         shareholders equity
                                                         securities of an
                                                         issuer other than
                                                         Citigroup (other than
                                                         in a transaction
                                                         described in clauses
                                                         (ii), (iii) or (iv)
                                                         above) (a "Spin-off
                                                         Event") or (vi) a
                                                         tender or exchange
                                                         offer or going-private
                                                         transaction is
                                                         consummated for all
                                                         the outstanding shares
                                                         of Citigroup Stock
                                                         (any such event in
                                                         clauses (i) through
                                                         (vi) a "Reorganization
                                                         Event"), each Holder
                                                         of this Note shall
                                                         receive at maturity,
                                                         in respect of each
                                                         $1,000 principal
                                                         amount of each Note,
                                                         securities, cash or
                                                         any other assets
                                                         distributed to holders
                                                         of Citigroup Stock in
                                                         any such
                                                         Reorganization Event,
                                                         including, in the case
                                                         of the issuance of
                                                         tracking stock, the
                                                         reclassified share of
                                                         Citigroup Stock and,
                                                         in the case of a
                                                         Spin-off Event, the
                                                         share of Citigroup
                                                         Stock with respect to
                                                         which the spun-off
                                                         security was issued
                                                         (collectively, the
                                                         "Exchange Property")
                                                         or at our option cash,
                                                         in an amount with a
                                                         value equal to the
                                                         lesser of: (i) $1,000
                                                         and (ii) the product
                                                         of the Stock
                                                         Redemption Amount
                                                         times the Transaction
                                                         Value. If Exchange
                                                         Property consists of
                                                         more than one type of
                                                         property, the Holder
                                                         of this Note shall
                                                         receive at maturity a
                                                         pro rata share of each
                                                         such type of Exchange
                                                         Property. If Exchange
                                                         Property includes a
                                                         cash component,
                                                         Holders shall not
                                                         receive any interest
                                                         accrued on such
                                                         cash component.
                                                         "Transaction Value" at
                                                         any date means (i) for
                                                         any cash received in
                                                         any such
                                                         Reorganization Event,
                                                         the amount of cash
                                                         received per share of
                                                         Citigroup Stock, (ii)
                                                         for any property other
                                                         than cash or
                                                         securities received in
                                                         any such
                                                         Reorganization Event,
                                                         the market value, as
                                                         determined by the
                                                         Calculation Agent, as
                                                         of the date of
                                                         receipt, of such
                                                         Exchange Property
                                                         received for each
                                                         share of Citigroup
                                                         Stock and (iii) for
                                                         any security received
                                                         in any such
                                                         Reorganization Event,
                                                         an amount equal to the
                                                         Closing Price, as of
                                                         the date on which the
                                                         Transaction Value is
                                                         determined, per share
                                                         of such security
                                                         multiplied by the
                                                         quantity of such
                                                         security received for
                                                         each share of
                                                         Citigroup Stock. In
                                                         the event Exchange
                                                         Property consists of
                                                         securities, those
                                                         securities shall, in
                                                         turn, be subject to
                                                         the antidilution
                                                         adjustments set forth
                                                         in paragraphs 1
                                                         through 5. For
                                                         purposes of paragraph
                                                         5 above, in the case
                                                         of a consummated
                                                         tender or exchange
                                                         offer or going-private
                                                         transaction involving
                                                         Exchange Property of a
                                                         particular type,
                                                         Exchange Property
                                                         shall be deemed to
                                                         include the amount of
                                                         cash or other property
                                                         paid by the offeror in
                                                         the tender or exchange
                                                         offer with respect to
                                                         such Exchange Property
                                                         (in an amount
                                                         determined on the
                                                         basis of the rate of
                                                         exchange in such
                                                         tender or exchange
                                                         offer or going-private
                                                         transaction). In the
                                                         event of a tender or
                                                         exchange offer or a
                                                         going-private
                                                         transaction with
                                                         respect to Exchange
                                                         Property in which an
                                                         offeree may elect to
                                                         receive cash or other
                                                         property, Exchange
                                                         Property shall be
                                                         deemed to include the
                                                         kind and amount of
                                                         cash and other
                                                         property received by
                                                         offerees who elect to
                                                         receive cash.
                                                         No adjustments to the
                                                         Exchange Factor shall
                                                         be required unless such
                                                         adjustment would
                                                         require a change of at
                                                         least 0.1% in the
                                                         Exchange Factor
                                                         then in effect.  The
                                                         Exchange Factor
                                                         resulting
                                                         from any of the
                                                         adjustments specified
                                                         above shall be rounded
                                                         to the nearest one
                                                         hundred- thousandth
                                                         with five
                                                         one-millionths being
                                                         rounded upward. No
                                                         adjustments to the
                                                         Exchange Factor or
                                                         method of calculating
                                                         the Exchange Factor
                                                         shall be required
                                                         other than those
                                                         specified above.
                                                         However, the Issuer
                                                         may, at its sole
                                                         discretion, cause the
                                                         Calculation Agent to
                                                         make additional
                                                         changes to the
                                                         Exchange Factor upon
                                                         the occurrence of
                                                         corporate or other
                                                         similar events that
                                                         affect or could
                                                         potentially affect
                                                         market prices of, or
                                                         shareholders' rights
                                                         in, the Citigroup
                                                         Stock (or other
                                                         Exchange Property) but
                                                         only to reflect such
                                                         changes, and not with
                                                         the aim of changing
                                                         relative investment
                                                         risk. The adjustments
                                                         specified above do not
                                                         cover all events that
                                                         could affect the
                                                         market price or the
                                                         Closing Price of the
                                                         Citigroup Stock,
                                                         including, without
                                                         limitation, a partial
                                                         tender or partial
                                                         exchange offer for the
                                                         Citigroup Stock. The
                                                         Calculation Agent
                                                         shall be solely
                                                         responsible for the
                                                         determination and
                                                         calculation of any
                                                         adjustments to the
                                                         Exchange Factor or
                                                         method of calculating
                                                         the Exchange Factor
                                                         and of any related
                                                         determinations and
                                                         calculations with
                                                         respect to any
                                                         distributions of
                                                         stock, other
                                                         securities or other
                                                         property or assets
                                                         (including cash) in
                                                         connection with any
                                                         corporate event
                                                         described in paragraph
                                                         5 above, and its
                                                         determinations and
                                                         calculations with
                                                         respect thereto shall
                                                         be conclusive. The
                                                         Calculation Agent will
                                                         provide information as
                                                         to any adjustments to
                                                         the Exchange Factor or
                                                         method of calculating
                                                         the Exchange Factor
                                                         upon written request
                                                         by any Holder of this
                                                         Note.

Alternate Exchange Calculation in case of                In case an Event of
an Event of Default......................................Default with respect to this shall have
                                                         occurred and be
                                                         continuing, the
                                                         amount declared due and
                                                         payable upon any
                                                         acceleration of this
                                                         Note shall be
                                                         determined by
                                                         the Calculation Agent,
                                                         and shall be equal to
                                                         the principal amount
                                                         of this Note plus any
                                                         accrued interest to
                                                         but not including the
                                                         date of acceleration.

Calculation Agent........................................ABN AMRO Incorporated
                                                         ("AAI").  All
                                                         determinations made by
                                                         the Calculation Agent
                                                         will be at the sole
                                                         discretion of the
                                                         Calculation Agent and
                                                         will, in the absence
                                                         of manifest error,
                                                         be conclusive for all
                                                         purposes and binding on
                                                         the Holders and on the
                                                         Issuer.

Additional Amounts.......................................The Issuer shall, subject to certain
                                                         exceptions and
                                                         limitations set
                                                         forth below, pay such
                                                         additional amounts
                                                         (the "Additional
                                                         Amounts") to each
                                                         holder of this Note as
                                                         may be necessary in
                                                         order that the net
                                                         payment of the
                                                         principal of this Note
                                                         and any other amounts
                                                         payable on this Note,
                                                         after withholding for
                                                         or on account of any
                                                         present or future tax,
                                                         assessment or
                                                         governmental charge
                                                         imposed upon or as a
                                                         result of such payment
                                                         by The Netherlands (or
                                                         any political
                                                         subdivision or taxing
                                                         authority thereof or
                                                         therein) or the
                                                         jurisdiction of
                                                         residence or
                                                         incorporation of any
                                                         successor corporation
                                                         or any jurisdiction
                                                         from or through which
                                                         any amount is paid by
                                                         us or a successor
                                                         corporation, will not
                                                         be less than the
                                                         amount provided for in
                                                         this Note to be then
                                                         due and payable. The
                                                         Issuer shall not,
                                                         however, be required
                                                         to make any payment of
                                                         Additional Amounts to
                                                         any such holder for or
                                                         on account of:

                                                         (a)   any such tax,
                                                               assessment or
                                                               other
                                                               governmental
                                                               charge that would
                                                               not have been so
                                                               imposed but for
                                                               (i) the existence
                                                               of any present or
                                                               former connection
                                                               between
                                                               such holder (or
                                                               between a
                                                               fiduciary,
                                                               settlor,
                                                               beneficiary,
                                                               member or
                                                               shareholder of
                                                               such holder, if
                                                               such holder is an
                                                               estate, a trust,
                                                               a partnership or
                                                               a corporation)
                                                               and The
                                                               Netherlands and
                                                               its possessions,
                                                               including,
                                                               without
                                                               limitation, such
                                                               holder (or such
                                                               fiduciary,
                                                               settlor,
                                                               beneficiary,
                                                               member or
                                                               shareholder)
                                                               being or having
                                                               been a citizen
                                                               or resident
                                                               thereof or being
                                                               or having been
                                                               engaged in a
                                                               trade or business
                                                               or present
                                                               therein or
                                                               having, or
                                                               having had, a
                                                               permanent
                                                               establishment
                                                               therein or (ii)
                                                               the presentation,
                                                               where
                                                               presentation is
                                                               required, by the
                                                               holder of this
                                                               Note for payment
                                                               on a date more
                                                               than 30 days
                                                               after the date on
                                                               which such
                                                               payment became
                                                               due and payable
                                                               or the date on
                                                               which payment
                                                               thereof is duly
                                                               provided for,
                                                               whichever occurs
                                                               later;

                                                         (b)   any estate,
                                                               inheritance,
                                                               gift, sales,
                                                               transfer
                                                               or personal
                                                               property tax or
                                                               any similar tax,
                                                               assessment or
                                                               governmental
                                                               charge;

                                                         (c)   any tax,
                                                               assessment or
                                                               other
                                                               governmental
                                                               charge that is
                                                               payable
                                                               otherwise than
                                                               by withholding
                                                               from payments on
                                                               or in respect of
                                                               this Note;

                                                         (d)   any tax,
                                                               assessment or
                                                               other
                                                               governmental
                                                               charge required
                                                               to be withheld
                                                               by any paying
                                                               agent from any
                                                               payment of
                                                               principal of, or
                                                               supplemental
                                                               redemption
                                                               amount on, this
                                                               Note, if such
                                                               payment can be
                                                               made without
                                                               such withholding
                                                               by presentation
                                                               of this Note to
                                                               any other paying
                                                               agent;

                                                         (e)   any tax,
                                                               assessment or
                                                               other
                                                               governmental
                                                               charge that would
                                                               not have been
                                                               imposed but for
                                                               a holder's
                                                               failure to
                                                               comply with a
                                                               request addressed
                                                               to the holder or,
                                                               if different, the
                                                               beneficiary of
                                                               the payment, to
                                                               comply with
                                                               certification,
                                                               information or
                                                               other reporting
                                                               requirements
                                                               concerning
                                                               the nationality,
                                                               residence or
                                                               identity of the
                                                               holder or
                                                               beneficial owner
                                                               of this Note, if
                                                               such compliance
                                                               is required by
                                                               statute or
                                                               by regulation of
                                                               The Netherlands
                                                               (or other
                                                               relevant
                                                               jurisdiction),
                                                               or of any
                                                               political
                                                               subdivision or
                                                               taxing authority
                                                               thereof or
                                                               therein, as a
                                                               precondition to
                                                               relief or
                                                               exemption from
                                                               such tax,
                                                               assessment or
                                                               other
                                                               governmental
                                                               charge; or

                                                         (f)   any combination
                                                               of items (a),
                                                               (b), (c), (d)
                                                               or (e);

                                                         nor shall Additional
                                                         Amounts be paid with
                                                         respect to any payment
                                                         on this Note to a
                                                         holder who is a
                                                         fiduciary or
                                                         partnership or other
                                                         than the sole
                                                         beneficial owner of
                                                         such payment to the
                                                         extent such payment
                                                         would be required by
                                                         the laws of The
                                                         Netherlands (or other
                                                         relevant
                                                         jurisdiction), or any
                                                         political subdivision
                                                         thereof, to be
                                                         included in the
                                                         income, for tax
                                                         purposes, of a
                                                         beneficiary or settlor
                                                         with respect to such
                                                         fiduciary or a member
                                                         of such partnership or
                                                         a beneficial owner who
                                                         would not have been
                                                         entitled to the
                                                         Additional Amounts had
                                                         such beneficiary,
                                                         settlor, member or
                                                         beneficial owner been
                                                         the holder of this
                                                         Note.


     ABN AMRO Bank N.V., a public limited liability company incorporated under the laws of The Netherlands and with corporate seat in Amsterdam (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the principal sum of U.S. $30,000,000 (UNITED STATES DOLLARS THIRTY MILLION), on the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the

Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED: October 17, 2001               ABN AMRO BANK N.V.



                                      By: -------------------------------------
                                          Name:
                                          Title:


                                      By: -------------------------------------
                                          Name:
                                          Title:


TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

This  is one of the Notes referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee



By: -----------------------------
    Authorized Officer

                              REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Global Medium-Term Notes, Series A, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Indenture, dated as of November 27, 2000, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture) (as may be amended or supplemented from time to time, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Indenture. In the event of redemption of this
Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

     In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Indenture provides that (a) if an Event of Default (as defined in the Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Indenture, including the series of Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

     The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby,
(a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent," if any, shall be indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said

Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



           TEN COM  -   as tenants in common
           TEN ENT  -   as tenants by the entireties
           JT TEN   -   as joint tenants with right of survivorship and not as
                        tenants in common


     UNIF GIFT MIN ACT - -----------------  Custodian ----------------------
                             (Minor)                         (Cust)

         Under Uniform Gifts to Minors Act ---------------------------------
                                                         (State)

     Additional abbreviations may also be used though not in the above list.

                            -----------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



---------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


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[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated: ------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

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        (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
-----------------; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): -----------------.


Dated: --------------------------        -----------------------------------
                                         NOTICE: The signature on this Option
                                         to Elect Repayment must correspond
                                         with the name as written upon the face
                                         of the within instrument in every
                                         particular without alteration or
                                         enlargement.